Pro Forma Financial Information	12 Months Ended
Dec. 31, 2012
Merger and UPREIT Reorganization, and Proforma Financial Information
Pro Forma Financial Information

Note 20. Pro Forma Financial Information (Unaudited)

The following consolidated pro forma financial information has been presented as if the Merger had occurred on January 1, 2010 for the years ended December 31, 2011 and 2010. The pro forma financial information is not necessarily indicative of what the actual results would have been, nor does it purport to represent the results of operations for future periods.

(Dollars in thousands, except per share amounts):

	Years Ended December 31,
	2011	2010
Pro forma total revenues	$328,145	$337,308

Pro forma income from continuing operations	53,242	86,233
Less: Income from continuing operations attributable to noncontrolling interests	(14,301)	(23,856)
Pro forma income from continuing operations attributable to CPA®:16 – Global stockholders (a)	$38,941	$62,377
Pro forma earnings per share: (b)
Income from continuing operations attributable to CPA®:16 – Global stockholders	$0.19	$0.31

__________

  The pro forma income from continuing operations attributable to CPA®:16 – Global stockholders reflects expenses incurred related to the Merger of approximately $13.6 million for the year ended December 31, 2011.
  The pro forma weighted average shares outstanding for each of the years ended December 31, 2011 and 2010 totaled 200,259,685 shares and were determined as if all shares issued since our inception through December 31, 2011 were issued on January 1, 2010